UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2016

 Safco Investment Holding Corp.

 (Exact name of registrant as specified in its charter)

Delaware	000-50413	98-0407797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

923 E. Valley Blvd, Suite 103B

San Gabriel, CA 91776

(Address of principal executive offices) (Zip Code)

(626) 307-2273

Registrant's telephone number, including area code

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer, Chief Financial Officer and Director

On November 30, 2016, Henry Lee tendered his resignation, effective immediately, as President, Chief Executive Officer, Chief Financial Officer and as a Director of Safco Investment Holding Corp. (the “Company”), which was accepted and approved by the Board of Directors (the “Board”) on December 14, 2016 (the “Lee Resignation”).

Appointment of Chief Executive Officer and Chief Financial Officer

On December 14, 2016, the Company appointed Alex Jen, Ph.D., to serve as Chief Executive Officer and Chief Financial Officer, effective immediately upon the Lee Resignation (the “Jen Appointment”). Below is a description of Alex Jen’s professional work experience.

Alex Jen, Ph.D., age 76

Alex Jen, Ph.D., has served as a Director of the Company since December 2014. Dr. Jen was previously the Chief Executive Officer, President and Chief Financial Officer of Ace Consulting Management, Inc. since its incorporation in 2003 until December 2014, when Ace Consulting Management, Inc. changed its company name to Safco Investment Holding Corp. Dr. Jen served as Chief Executive Officer of Ace Consulting Management, Inc., providing business consulting services in the US and China. He has extensive experience in the development, manufacturing and marketing of new products in the pharmaceutical, consumer chemical, food, and electronics industries. Dr. Jen has also held various positions at Fortron/Source Corporation from 1992 to 2002 as Vice President of China Operations, Proctor and Gamble Company and Clorox from 1976 to 1992 as Project Engineer, Abbott Laboratories from 1972 to 1976 as Project Manager, and FMC Corporation from 1971 to 1972 as Development Engineer.

Dr. Jen received his Ph.D. in Chemical Engineering from the University of Massachusetts at Amherst in 1968. Dr. Jen is of Chinese descent and provides a broad project management, engineering and certification background from both US and China.

The Board believes that Dr. Jen’s combination of experience and leadership in the pharmaceutical, consumer chemical, food, and electronics industries in the key areas of project management and engineering will help the Company position itself for long-term financial viability and growth.

Appointment of Director

On December 14, 2016, the Company appointed Xiaoxiong Zhang as a Director, effective immediately upon the Lee Resignation (the “Zhang Appointment”). Below is a description of Xiaoxiong Zhang’s professional work experience.

Xiaoxiong Zhang, age 46

Xiaoxiong Zhang previously served as a consultant at China Youth Travel Industry (HK) Limited from January 2016 to present. Mr. Zhang also previously held a consultant position at Orient Equal International Group Limited from 2010 to 2015 where he served as an investment manager in Hong Kong.

Mr. Zhang is a graduate of Tsinghua University where he majored in Economics. Mr. Zhang has vast investment experience in China, especially focused in high tech investment and real estate investment in China and the South East Asia region.

The Board believes that Mr. Zhang’s combination of experience and leadership in the high tech investment and real estate investment industries in the key geographic locations of China and South East Asia will help the Company position itself for long-term financial viability and growth.

Family Relationships

Mr. Jen does not have any family relationships with a current officer or director of the Company. Mr. Zhang does not have any family relationships with a current officer or director of the Company.

Related Party Transactions

There are no applicable related party transactions.

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Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reverse Split (1-for-100)

Effective December 16, 2016, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to effectuate a one-for-one hundred (1-for-100) reverse stock split whereby every one hundred (100) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), shall be converted into one (1) share of Common Stock. The filing of the Amendment followed (i) the approval by the Company’s stockholders holding a majority of the Common Stock by unanimous written consent in lieu of a special meeting of shareholders of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its Common Stock, at a ratio of 1-for-100and (ii) the approval by the Company’s Board of the specific 1-for-100 ratio.

A copy of the Certificate of Amendment as filed is attached to this Current Report on Form 8-K as Exhibit 3.1.

No fractional shares will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the reverse stock split will receive one whole share of common stock by virtue of rounding up such fractional share to the next highest whole share.

The Company’s transfer agent is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock.

Increase in Authorized Shares

On December 16, 2016, the Company, filed the Amendment to increase the total authorized stock which the Company shall have the authority to issue from one hundred million (100,000,000) to two hundred million (200,000,000) shares of common stock, par value $0.001 per share.

A copy of the Certificate of Amendment as filed is attached to this Current Report on Form 8-K as Exhibit 3.1.

Name Change

Effective December 16, 2016, the Company, acting pursuant to authority received on December 14, 2016, by unanimous written consent in lieu of a special meeting of the Board and the approval by the Company’s stockholders holding a majority of the Common Stock by unanimous written consent in lieu of a special meeting of shareholders, filed the Amendment with the Secretary of State of the State of Delaware, changed the Company’s corporate name from Safco Investment Holding Corp. to Boly Group Holdings Corp.

A copy of the Certificate of Amendment as filed is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amendment to Certificate of Incorporation of Safco Investment Holding Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safco Investment Holding Corp.

Date: January 13, 2017	By:	/s/ Alex Jen
Name: Alex Jen
Title: Chief Executive Officer

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